SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                      CREDIT SUISSE NEW YORK MUNICIPAL FUND

     The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

On August 16, 2006, the Board of Trustees of Credit Suisse New York Municipal Fund (the "Fund") approved a Plan of Liquidation, Dissolution and Termination (the "Plan") whereby the Fund's assets would be liquidated and the Fund would subsequently be dissolved. IN LIGHT OF THE BOARD'S DECISION, SHARES OF THE FUND ARE NO LONGER BEING OFFERED EFFECTIVE AUGUST 25, 2006.

As a result of the Fund's liquidation, each shareholder of the Fund on October 16, 2006 will receive a distribution in an amount equal to the Fund's net asset value per share on or about October 17, 2006. Each shareholder may also receive previously declared and unpaid dividends and distributions. The liquidation of the Fund is expected to have tax consequences for a shareholder. Shareholders should consider consulting with their tax advisers to determine any tax consequences and may wish to redeem Fund shares prior to October 16, 2006. A notice describing the Plan and the liquidation and dissolution of the Fund will be mailed to shareholders of the Fund.

On August 21, 2006, the Fund will stop charging Distribution and Service (12b-1) fees on all classes of shares.


Dated:  August 18, 2006                                       16-0806
                                                              for
                                                              BONDFUNDS-PRO-CMN
                                                              NYM-PRO-LOAD
                                                              2006-027